UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                   FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------

          Date of report (Date of earliest event reported): February 8, 2007

                            Applied DNA Sciences, Inc
               (Exact Name of Registrant as Specified in Charter)


           Nevada                   002-90539                  59-2262718
      (State or Other        (Commission File Number)        (IRS Employer
       Jurisdiction                                       Identification No.)
     of Incorporation)


                       25 Health Sciences Drive, Suite 113
                           Stony Brook, New York 11790
               (Address of Principal Executive Offices) (Zip Code)

                                  631-444-6861
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

      On February 8, 2007, Applied DNA Sciences, Inc. issued a press release to announce that it has licensed the rights to use PHRI Properties' molecular beacons technology. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.


Item 9.01 Financial Statements and Exhibits

      (d)   Exhibits.

      Exhibit 99.1 Press release of Applied DNA Sciences, Inc., dated February 8, 2007.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Applied DNA Sciences, Inc.
                                       (Registrant)



                                       By: /s/ James A. Hayward
                                       --------------------------------------
                                       James A. Hayward
                                       Chief Executive Officer




Date: February 9, 2007